UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06223

Name of Fund: Legg Mason Tax-Free Income Fund

Address of Principal Executive Offices: 100 Light Street, Baltimore, MD 21202

Name and address of agent for service:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31, 2007

Date of reporting period: March 31, 2007

Item 1.	Report to Shareholders

Annual Report to Shareholders Legg Mason Maryland Tax-Free Income Trust
March 31, 2007

Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with the annual report for Legg Mason Maryland Tax-Free Income Trust for the year ended March 31, 2007.

The following table summarizes key statistics for the Fund, as of March 31, 2007:

	SEC YieldA	Average Weighted Maturity	Net Asset Value Per Share
Maryland Tax-Free Trust	3.68%	12 Years	$16.28

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report.

PricewaterhouseCoopers LLP; the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended March 31, 2007, are included in this report.

For the year ended March 31, 2007, total return for Maryland Tax-Free was 4.64%. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Past performance does not guarantee future results.

The Fund may purchase only securities which have received investment grade ratings from Moody’s Investors Service or Standard & Poor’s or which are judged by their investment adviser to be of comparable quality. Moody’s ratingsB of securities currently owned by the Fund are:

Maryland Tax-Free
Aaa	46.2%
Aa	17.8%
A	18.3%
Baa	14.7%
Short-term securities	3.0%

Shareholders approved a plan of reorganization with respect to Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Tax-Free Intermediate-Term Income Trust whereby the Funds would transfer all of their assets and liabilities to the Legg Mason Partners Pennsylvania Municipal Fund and Legg Mason Partners Limited Term Municipals Fund, respectively. The reorganization occurred March 16, 2007 without any problems and we look forward to servicing those former shareholders through the Legg Mason Partners Funds.

A

SEC yields reported are for the 30 days ended March 31, 2007. The Fund’s yield reflects voluntary fee waivers and/or reimbursements which may be reduced or terminated at any time. If no fees had been waived by the adviser, the 30-day SEC yield for Maryland Tax-Free would have been 3.41%.

B	S&P ratings are used for any security not rated by Moody’s.

2	Annual Report to Shareholders

Many Primary Class shareholders invest regularly in the Funds on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

May 4, 2007

Annual Report to Shareholders	3

Management’s Discussion of Fund Performance

Legg Mason Maryland Tax-Free Income Trust

Maryland Tax-Free Income Trust’s total return for the year ended March 31, 2007 is shown below with the total returns of its respective benchmarks:

	First Quarter 2007	One Year	Average Annual Total Returns
			Five Years	Ten Years
Maryland Tax-Free Income Trust:	+0.71%	+4.64%	+4.84%	+5.02%
Lehman Brothers Municipal Bond IndexA	+0.81%	+5.43%	+5.50%	+5.87%
Lehman Brothers 7-Year Municipal Bond IndexB	+0.90%	+5.05%	+4.88%	+5.33%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Municipal bonds performed well over the past 12 months. The Lehman Brothers Municipal Bond Index rose 5.43% during the period, as falling long-term interest rates combined with stable short rates to flatten the municipal yield curve to historically tight levels. Continuing last year’s trend, municipal new issuance remains strong. First quarter primary market volume exploded 49.2%C higher versus last year’s pace, to $104 billion. While new money borrowing remained strong, the flattening of the municipal yield curve and low prevailing level of interest rates created fresh opportunities for refunding deals, which surged 110%C compared to last year. Despite consistent demand for tax-free income among wealthy individuals and insurance companies, the market seemed to struggle somewhat of late with the onslaught of deals. Nonetheless, municipals managed to advance 0.81% for the most recent quarter, in spite of a disappointing 0.25% loss in March.

A

A total return performance benchmark for the long-term investment grade tax-exempt bond market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	A total return performance benchmark for investment grade tax-exempt bonds with maturities ranging from six to eight years.
C	Source: The Bond Buyer newspaper.

4	Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued

Legg Mason Maryland Tax-Free Income Trust — Continued

The Maryland Tax-Free Income Trust returned 4.64% for the fiscal year ended March 31, 2007. The Fund underperformed its primary benchmark, the Lehman Brothers Municipal Bond Index, by 79 basis pointsC over the period. Within its peer group, Maryland Municipal Debt Funds, over the past 12 months, the Fund finished 25 basis points ahead of the average Maryland fund. Similar to last year, the Fund’s barbell structure positively contributed to performance, as the municipal yield curve continued to flatten to historically tight levels. In particular, the Fund’s significant weighting in long-maturity non-callable bonds served shareholders well, as longer maturities were the best performing part of the yield curve. For the second straight year, the Hospital sector provided impressive relative returns in the municipal market, and the Fund’s significant exposure to Maryland hospitals (particularly Carroll County General and Johns Hopkins Hospital) positively impacted performance. Our performance was negatively impacted when two of our largest utility holdings (BG&E and PEPCO) were called away early in the period, significantly reducing the Fund’s exposure to the top performing Industrial Development sector. Solid returns in the Higher Education and Water & Sewer sectors offset this drag somewhat, as the Fund’s heavy allocation to long maturity bonds issued by the University of Maryland and Baltimore Water Authority contributed to relative performance. The Fund’s large weighting in pre-refunded bonds negatively impacted total return for the fiscal year. However, we continue to hold these bonds due to their strong contribution to the Fund’s income stream, as well as their defensive characteristics in rising interest rate environments.

Jane E. Trust, CFAD

R. Scott Pierce, CFA

May 2, 2007

C	100 basis points = 1%
D	Beginning April 2007, R. Scott Pierce has primary responsibility for the day-to-day management of the Fund.

Annual Report to Shareholders	5

Expense Example

Legg Mason Maryland Tax-Free Income Trust

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees on Primary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2006, and held through March 31, 2007. The ending value assumes dividends were reinvested at the time they were paid.

Actual Expenses

The first line for the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples, with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses PaidA During the Period 10/1/06 to 03/31/07
Maryland Tax-Free
Actual	$1,000.00	$1,016.20	$3.52
Hypothetical (5% return before expenses)	1,000.00	1,021.44	3.53

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 0.70% for Maryland Tax-Free, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (182) and divided by 365.

6	Annual Report to Shareholders

Legg Mason Maryland Tax-Free Income Trust

Sector Diversification

March 31, 2007

(Amounts in Thousands)

	% of Net Assets	Market Value
Education Revenue	13.5%	$19,492
Escrowed	6.3	9,101
General Obligation- Local	10.2	14,712
General Obligation- State	6.8	9,817
Health Care and Hospital Revenue	23.7	34,306
Housing Revenue	2.9	4,193
Industrial Development	0.6	863
Lease Revenue	3.2	4,650
Port Facilities Revenue	4.3	6,174
Pre-Refunded Bonds	8.9	12,889
Solid Waste Revenue	3.2	4,676
Transportation Revenue	2.3	3,357
Water and Sewer Revenue	11.1	15,969
Short-Term Investments	1.7	2,500
Other Assets less Liabilities	1.3	1,860

	100.0%	$144,559

Guide to Investment Abbreviations:

AMBAC	AMBAC Indemnity Corporation
AMT	Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance
GO	General Obligation
IDA	Industrial Development Authority
MBIA	Municipal Bond Insurance Association
VRDN	Variable Rate Demand Note

Annual Report to Shareholders	7

Performance Information

Legg Mason Maryland Tax-Free Income Trust

The graph on the following page compares the Fund’s total returns to that of the Lehman Municipal Bond Index. The graph illustrates the cumulative total return of an initial $10,000 investment in Primary Class shares of the Fund for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. Prior to November 3, 1997, shares of the Fund were subject to a maximum initial sales charge of 2.75%. The returns shown on the following page do not reflect the imposition of an initial sales charge. The line representing the index does not include any transaction costs associated with buying and selling in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

8	Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+4.64%	+4.64%
Five Years	+26.68%	+4.84%
Ten Years	+63.12%	+5.02%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	9

Portfolio of Investments

Legg Mason Maryland Tax-Free Income Trust

March 31, 2007

(Amounts in Thousands)

	Rate	Maturity Date	Par	Value
Municipal Bonds — 97.0%
Maryland — 95.6%
Anne Arundel County, Maryland, GO Bonds, Consolidated General Improvement Bonds, Series 2007	4.500%	3/1/23	$1,000	$1,024
Baltimore County, Maryland, GO Bonds, Consolidated Public Improvement Bonds, Series 1998 (Pre-refunded 7/1/08)	4.750%	7/1/18	3,150	3,225	A
Baltimore County, Maryland, GO Bonds, Metrolpolitan District Bonds (70th Issue)	4.250%	9/1/26	1,000	987
Baltimore County, Maryland, Revenue Bonds, Catholic Health Initiatives, Series 2006A	5.000%	9/1/20	1,050	1,124
City of Annapolis, Maryland, Economic Development Revenue and Refunding Revenue Bonds (St. John’s College Facility)
Series 1998	5.500%	10/1/18	1,000	1,019
Series 1998	5.500%	10/1/23	2,000	2,038
City of Baltimore, Maryland, (Mayor and City Council of Baltimore), Project and Refunding Revenue Bonds (Wastewater Projects)
Series 1996A (FGIC insured)	5.000%	7/1/22	1,910	2,099
Series 1996A (Pre-refunded 7/1/09)	5.500%	7/1/26	1,000	1,041	A
City of Baltimore, Maryland, (Mayor and City Council of Baltimore), Project and Refunding Revenue Bonds (Water Projects)
Series 1994A	5.000%	7/1/24	3,710	4,108
Series 1994A	5.000%	7/1/24	1,890	2,089

10	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Maryland Tax-Free Income Trust — Continued

	Rate	Maturity Date	Par	Value
Maryland — Continued
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds
Series 1999D AMT	5.375%	9/1/24	$2,000	$2,046
Series 2001B AMT	5.375%	9/1/22	310	317
Series 2001H AMT	5.200%	9/1/22	1,790	1,830
Department of Transportation of Maryland, Consolidated Transportation Bonds, Series 2002	5.500%	2/1/15	3,000	3,357
Frederick County, Maryland, GO Bonds, Public Facilities Refunding Bonds, Series 1998A	5.000%	7/1/15	1,000	1,089
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds, Series 2004A	5.000%	8/15/19	1,000	1,107
Howard County, Maryland, GO Bonds, Metropolitan District Refunding Bonds, Series 1991B	0.000%	8/15/07	1,000	987	B
IDA of Prince George’s County, Maryland, Subordinated Lease Revenue Bonds (Upper Marlboro Justice Center Expansion Project)
Series 2003B (MBIA insured)	5.125%	6/30/15	3,340	3,584
Series 2003B (MBIA insured)	5.000%	6/30/19	1,000	1,066
Maryland Economic Development Corporation, Utility Infrastructure Revenue Bonds (University of Maryland, College Park Project), Series 2001 (AMBAC insured)	5.375%	7/1/16	985	1,049
Maryland Health and Higher Educational Facilities Authority, Refunding Revenue Bonds, Kennedy Krieger Issue, Series 1997	5.125%	7/1/22	3,000	3,040

Annual Report to Shareholders	11

	Rate	Maturity Date	Par	Value
Maryland — Continued
Maryland Health and Higher Educational Facilities Authority, Refunding Revenue Bonds, MedStar Health Issue, Series 2004	5.500%	8/15/25	$785 $	842
Maryland Health and Higher Educational Facilities Authority, Refunding Revenue Bonds, The Johns Hopkins University Issue
Series 1997	5.625%	7/1/17	1,000	1,024
Series 1998	6.000%	7/1/08	1,000	1,029
Series 1998	5.125%	7/1/20	3,000	3,108
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Board of Child Care Issue, Series 2002	5.500%	7/1/18	1,110	1,179
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Health Systems Issue, Series 2004	5.500%	7/1/39	2,000	2,139
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital Issue
Series 2002	5.750%	7/1/22	1,000	1,068
Series 2002	6.000%	7/1/26	2,000	2,164
Series 2002	5.750%	7/1/27	1,050	1,120
Series 2002	5.800%	7/1/32	2,000	2,133
Series 2002	6.000%	7/1/37	1,000	1,076
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, College of Notre Dame of Maryland Issue, Series 1998 (MBIA insured)	5.300%	10/1/18	925	1,039
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Hebrew Home of Greater Washington Issue, Series 2002	5.800%	1/1/32	2,250	2,380

12	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Maryland Tax-Free Income Trust — Continued

	Rate	Maturity Date	Par	Value
Maryland — Continued
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health Issue, Series 1997 (AMBAC insured)	5.125%	7/1/11	$2,000	$2,118
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Howard County General Hospital Issue, Series 1993	5.500%	7/1/21	2,825	2,875
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Medicine, Howard County General Hospital Acquisition Issue, Series 1998 (MBIA insured)	5.000%	7/1/29	2,000	2,043
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2004A	5.250%	7/1/18	1,640	1,754
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art Issue, Series 2006	5.000%	6/1/30	2,225	2,303
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Series 2006	5.000%	7/1/26	2,435	2,558
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Suburban Hospital Issue, Series 2004A	5.500%	7/1/16	500	543
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Hospital Issue,
Series 1990	0.000%	7/1/19	4,000	2,238	B
Series 2001	5.000%	5/15/12	1,500	1,570

Annual Report to Shareholders	13

	Rate	Maturity Date	Par	Value
Maryland — Continued
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins University Issue, Series 2004A	5.000%	7/1/33	$3,000	$3,141
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County Issue, Series 2002	5.500%	7/1/22	250	265
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue
Series 2000 (Pre-refunded 7/1/10)	6.750%	7/1/30	1,250	1,379	A
Series 2001	5.750%	7/1/21	3,000	3,186
Series 2002	6.000%	7/1/32	1,000	1,084
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2006E (FGIC insured)	3.670%	7/1/41	800	800	C
Maryland IDA, Economic Development Revenue Bonds (National Aquarium in Baltimore Facility), Series 2002B	5.000%	11/1/19	500	522
Maryland IDA, Refunding Revenue Bonds (American Center for Physics Headquarters Facility), Series 2001	5.250%	12/15/15	320	341
Mayor and City Council of Baltimore (City of Baltimore, Maryland), GO Bonds, Consolidated Public Improvement Refunding Bonds, Series 1995A (FGIC insured)	0.000%	10/15/11	940	722	B
Mayor and City Council of Baltimore, Port Facilities Revenue Bonds (Consolidation Coal Sales Company Project)
Series 1984A	6.500%	10/1/11	5,000	5,131
Series 1984B	6.500%	10/1/11	1,000	1,043

14	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Maryland Tax-Free Income Trust — Continued

	Rate	Maturity Date	Par	Value
Maryland — Continued
Montgomery County, Maryland, GO Bonds, Consolidated Public Improvement, Refunding Bonds
Series 1992A	5.800%	7/1/07	$4,000	$4,022
Series 1992A	0.000%	7/1/10	3,000	2,670	B
Series 1999A (Pre-refunded 5/1/09)	5.000%	5/1/18	3,000	3,114	A
Northeast Maryland Waste Disposal Authority, Solid Waste Refunding Revenue Bonds (Montgomery County Solid Waste Disposal System), Series 2003 AMT (AMBAC insured)	5.500%	4/1/16	3,425	3,672
Northeast Maryland Waste Disposal Authority, Solid Waste Revenue Bonds, Montgomery County Resource Recovery Project, Series 1993A AMT	6.000%	7/1/07	1,000	1,004
Prince George’s County, Maryland, GO Bonds, Consolidated Public Improvement Bonds, Series 1999 (FSA insured)	5.500%	10/1/13	170	179
Prince George’s County, Maryland, GO Consolidated Public Improvement Bonds, Series 1999 (FSA insured) (Pre-refunded 10/1/09)	5.500%	10/1/13	2,000	2,110	A
Queen Anne’s County, Maryland, Public Facilities Refunding Bonds, Series 2005 (MBIA insured)	5.000%	11/15/16	500	543
State of Maryland, GO Bonds, State and Local Facilities Loan
Series 2000, First Series	5.500%	8/1/10	2,000	2,122
Series 2001, First Series	5.500%	3/1/15	5,000	5,615
The Maryland-National Capital Park and Planning Commission, Prince George’s County, Maryland, Park Acquisition and Development GO Bonds, Series 2001Z-2	5.125%	5/1/21	1,310	1,382

Annual Report to Shareholders	15

	Rate	Maturity Date	Par	Value
Maryland — Continued
University System of Maryland Auxiliary Facility and Tuition Revenue Bonds
Series 1997A (Pre-refunded 4/1/07)	5.125%	4/1/17	$2,000	$2,020	A
Series 2006A	5.000%	10/1/12	2,500	2,696
Washington Suburban Sanitary District, Maryland, (Montgomery and Prince George’s Counties), Water Supply Refunding Bonds
Series 1997	5.250%	6/1/16	1,650	1,842
Series 1997	5.750%	6/1/17	2,000	2,321
Series 1997	6.000%	6/1/18	2,705	3,221
Series 1997	6.000%	6/1/19	3,665	4,397
Westminster, Maryland, Education Facilities Refunding Revenue Bonds, (McDaniel College Inc.), Series 2006	5.000%	11/1/31	1,000	1,046

				138,119

Puerto Rico — 1.4%
Commonwealth of Puerto Rico, GO Bonds, Public Improvement Bonds, Series 2005A	5.000%	7/1/25	2,000	2,080

Total Municipal Bonds (Cost — $131,871)				140,199

Variable Rate Demand ObligationsD —	1.7%
Alaska — 0.7%
Valdez, Alaska, Marine Terminal Refunding Revenue Bonds, (BP Pipelines Inc. Project), Series 2001 VRDN	3.800%	4/2/07	1,000	1,000

Maryland — 0.7%

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins University Issue, Series 2005A VRDN	3.650%	4/5/07	1,000	1,000

16	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Maryland Tax-Free Income Trust — Continued

	Rate	Maturity Date	Par	Value
Nevada — 0.3%
Clark County, Nevada, School District Series 2001A VRDN	3.650%	4/2/07	$500	$500

Total Variable Rate Demand Obligations (Cost —$2,500)				2,500

Total Investments — 98.7% (Cost — $134,371)				142,699
Other Assets Less Liabilities — 1.3%				1,860

Net Assets — 100.0%				$144,559

A

Pre-refunded bond — Bonds are referred to as pre-refunded when the issue has been advance refunded by a subsequent issue. The original issue is usually escrowed with U.S. Treasury securities in an amount sufficient to pay the interest, principal and call premium, if any, to the earliest call date. On that call date, the bond “matures.” The pre-refunded date is used in determining weighted average portfolio maturity.

B	Zero coupon bond — A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
C	The coupon rates shown on variable rate securities are the rates at March 31, 2007. These rates vary with the weighted average coupon of the underlying loans.
D

The rate shown is the rate as of March 31, 2007, and the maturity shown is the longer of the next interest readjustment date or the date the original principal amount owed can be recovered through demand.

See notes to financial statements.

Annual Report to Shareholders	17

Statement of Assets and Liabilities

Legg Mason Maryland Tax-Free Income Trust

March 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost – $ 131,871)		$140,199
Short-term securities at value (Cost – $ 2,500)		2,500
Receivable for securities sold		200
Receivable for fund shares sold		240
Interest receivable		1,959
Other assets		1

Total assets		145,099
Liabilities:
Payable for fund shares repurchased	$89
Accrued management fee	36
Accrued distribution and service fees	31
Income distribution payable	241
Accrued expenses	75
Cash overdraft	68

Total liabilities		540

Net Assets		$144,559

Net assets consist of:
Accumulated paid-in-capital		$136,182
Undistributed net investment income		22
Undistributed net realized gain on investments		27
Unrealized appreciation of investments		8,328

Net Assets		$144,559

Net Asset Value Per Share:
Primary Class (8,882 shares outstanding)		$16.28

See notes to financial statements.

18	Annual Report to Shareholders

Statement of Operations

Legg Mason Maryland Tax-Free Income Trust

For the Year Ended March 31, 2007

(Amounts in Thousands)

Investment Income:
Interest		$6,950
Expenses:
Management fees	$786
Distribution and service fees:
Primary Class	358
Audit and legal fees	44
Custodian fees	45
Trustees’ fees and expenses	28
Registration fees	7
Reports to shareholders	29
Transfer agent and shareholder servicing expense:
Primary Class	39
Other expenses	50

	1,386
Less: Fees waived	(382)
Compensating balance credits	(3)

Net expenses		1,001

Net Investment Income		5,949
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	289
Change in unrealized appreciation/(depreciation) of investments	207

Net Realized and Unrealized Gain on Investments		496

Change in Net Assets Resulting From Operations		$6,445

See notes to financial statements.

Annual Report to Shareholders	19

Statement of Changes in Net Assets

Legg Mason Maryland Tax-Free Income Trust

(Amounts in Thousands)

	For the Year Ended March 31, 2007	For the Year Ended March 31, 2006
Change in Net Assets:
Net investment income	$5,949	$6,352
Net realized gain	289	70
Change in unrealized appreciation/depreciation	207	(1,464)

Change in net assets resulting from operations	6,445	4,958

Distributions to shareholders from:
Net investment income:
Primary Class	(5,950)	(6,352)
Net realized gain on investments:
Primary Class	(289)	(30)
Change in net assets from Fund share transactions:
Primary Class	(1,492)	(8,797)

Change in net assets	(1,286)	(10,221)

Net Assets:

Beginning of year	145,845	156,066

End of year	$144,559	$145,845

Undistributed net investment income	$22	$5

See notes to financial statements.

20	Annual Report to Shareholders

Financial Highlights

Legg Mason Maryland Tax-Free Income Trust

Contained below is per share operating performance data for a Primary Class share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended March 31,
	2007		2006		2005	2004	2003
Net asset value, beginning of year	$16.25		$16.40		$16.77	$16.63	$15.89

Investment operations:
Net investment income	.68	A	.67		.65	.68	.70
Net realized and unrealized gain/(loss)	.06		(.15)		(.28)	.15	.74

Total from investment operations	.74		.52		.37	.83	1.44

Distributions from:
Net investment income	(.68)		(.67)		(.66)	(.69)	(.70)
Net realized gain on investments	(.03)		—	B	(.08)	—	—

Total distributions	(.71)		(.67)		(.74)	(.69)	(.70)

Net asset value, end of year	$16.28		$16.25		$16.40	$16.77	$16.63

Total return	4.64%		3.22%		2.22%	5.06%	9.20%

Ratios to Average Net Assets:C
Total expenses	.97%		.97%		.93%	.95%	.94%
Expenses net of waivers, if any	.70%		.70%		.70%	.70%	.70%
Expenses net of all reductions	.70%		.70%		.70%	.70%	.70%
Net investment income	4.16%		4.10%		3.91%	4.05%	4.27%

Supplemental Data:
Portfolio turnover rate	8.9%		4.7%		9.2%	7.5%	18.4%
Net assets, end of year (in thousands)	$144,559		$145,845		$156,066	$169,741	$167,624

A	Computed using average daily shares outstanding.
B	Amount represents less than $.01 per share.
C

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders	21

Notes to Financial Statements

Legg Mason Tax-Free Income Trust Fund

(Amounts in Thousands)

1. Organization and Significant Accounting Policies:

The Legg Mason Tax-Free Income Fund (“Trust”), consisting of the Maryland Tax-Free Income Trust (“Maryland Tax-Free”) (“Fund”), is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Fund is non-diversified.

The Fund consists of two classes of shares: Primary Class and Institutional Class. The Institutional Class of the Fund is not currently active.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

The Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Trustees. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. A Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund would expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Maryland Tax-Free follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting Maryland and certain of its public bodies and municipalities may affect the ability of issuers within that state to pay interest on, or repay principal of, municipal obligations held by the Fund.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

22	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Tax-Free Income Trust Fund — Continued

For the year ended March 31, 2007, security transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales
$ 12,315	$16,089

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly. When available, net capital gain distributions are declared and paid annually in June. An additional distribution may be made in December, to the extent necessary, in order to comply with Federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Annual Report to Shareholders	23

Reclassifications:

Accounting principles generally accepted in the United States of America requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Undistributed Net Investment Income		Accumulated Net Realized Gains		Paid-in Capital
$(18	)A	$(18	)A	$—	A

A	Reclassifications are primarily due to differences between book and tax accretion methods for market discount on fixed income securities.

Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31 were as follows:

Distributions paid from:	2007	2006
Tax-Exempt Income	$5,894	$6,352
Ordinary Income	56	—
Net Long-term Capital Gains	289	30

Total Distributions Paid	$6,239	$6,382

Accumulated Earnings on a Tax Basis:

As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income	$7
Undistributed long-term capital gains	27

Total undistributed earnings	$34
Other book/tax temporary differences	(23	)A
Gross unrealized appreciation	8,392	B
Gross unrealized depreciation	(25	)B

Total accumulated earnings/(losses)	$8,378

A	Other book/tax temporary differences are attributable primarily to the differences in the book/tax treatment of various items.
B

The difference between book-basis and tax-basis gross unrealized appreciation is attributable primarily to the difference between book and tax accretion methods for market discount on fixed income securities.

24	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Tax-Free Income Trust Fund — Continued

Tax Cost of Investments:

As of March 31, 2007, the aggregate cost of investments for federal income tax purposes was $134,332.

3. Transactions With Affiliates:

The Trust has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to the agreement, LMFA provides the Fund with investment management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMFA has voluntarily agreed to waive its fees in any month to the extent the Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of the Fund’s average daily net assets until August 1, 2007. The following chart summarizes the management fees and expense limitations for the Fund:

Fund	Advisory Fee	Expense Limitation	Year Ended March 31, 2007
			Management Fees Waived
Maryland Tax-Free	0.55%	0.70%	$382

Legg Mason Investment Counsel & Trust Co., N.A. (“LMIC”) serves as investment adviser to the Fund pursuant to a sub-advisory agreement with LMFA. LMFA (not the Fund) pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. Effective April 1, 2006, Legg Mason Trust, fsb changed its name to Legg Mason Investment Counsel & Trust Company, N.A. (“LMIC”).

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Fund. LMIS receives an annual distribution fee and an annual service fee, based on the Fund’s Primary Class’s average daily net assets, computed daily and payable monthly as follows:

Fund	Distribution Fee	Service Fee
Maryland Tax-Free	0.125%	0.125%

LM Fund Services, Inc. (“LMFS”) a registered transfer agent, has an agreement with the Fund’s transfer agent pursuant to which LMFS receives payments from the Fund’s transfer agent with respect to accounts where third parties provide certain services to the Fund. These payments are used to offset the Fund’s expenses for such services. These payments totaled $13 for the year ended March 31, 2007.

LMFA, LMIC, LMIS and LMFS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Annual Report to Shareholders	25

Under a Deferred Compensation Plan (the “Plan”), trustees may elect to defer receipt of all or a specified portion of their compensation. A participating trustee may select one or more funds in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

4. Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended March 31, 2007.

5. Fund Share Transactions:

At March 31, 2007, there were unlimited shares authorized at $.001 par value for the Fund. Share transactions for the Fund were as follows:

	Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	946	$15,426	738	$12,155
Shares issued on reinvestment	271	4,405	272	4,470
Shares repurchased	(1,312)	(21,323)	(1,547)	(25,422)

Net Decrease	(95)	$(1,492)	(537)	$(8,797)

6. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. Management has evaluated the impact of FIN 48 on the Fund and has determined that the adoption of FIN 48 will not have a material impact on the Fund’s financial statements. FIN 48 is effective for fiscal periods beginning after December 15, 2006.

26	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Tax-Free Income Trust Fund — Continued

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Annual Report to Shareholders	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Legg Mason Tax-Free Income Fund and Shareholders of Maryland Tax-Free Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Maryland Tax-Free Income Trust (comprising the Legg Mason Tax-Free Income Fund, the “Fund”) at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 18, 2007

28	Annual Report to Shareholders

Shareholder Meeting Results: (Unaudited)

During special meetings of shareholders held on December 20, 2006 and January 19, 2007, on behalf of Legg Mason Pennsylvania Tax-Free Income Trust (“Pennsylvania Tax-Free”) and Legg Mason Tax-Free Intermediate-Term Income Trust (“Tax-Free Intermediate”), respectively, shareholders approved separate Agreements and Plans of Reorganization, whereby all of the assets and liabilities of Pennsylvania Tax-Free and Tax-Free Intermediate would transfer to Legg Mason Partners Pennsylvania Municipals Fund and Legg Mason Partners Limited Term Municipals Fund, respectively, each a series of Legg Mason Partners Municipals Funds. Each reorganization was effected March 16, 2007.

Shareholder Meeting Results (share amounts are not in thousands):

Pennsylvania Tax-Free

Affirmative	1,861,622.099 shares	50.445% of shares outstanding

Against	167,987.733 shares	4.552% of shares outstanding

Abstain	42,514.128 shares	1.152% of shares outstanding

Tax-Free Intermediate

Affirmative	2,040,356.823 shares	52.357% of shares outstanding

Against	51,633.195 shares	1.325% of shares outstanding

Abstain	246,516.000 shares	6.326% of shares outstanding

Annual Report to Shareholders	29

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid by the Fund during the taxable year ended March 31, 2007:

99.64% of the net investment income distributions paid monthly by the Fund from April 2006 through December 2006 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 97.50% of the net investment income distributions paid from January 2007 through March 2007 qualify as tax-exempt interest dividends for Federal income tax purposes.

The Fund also paid long-term capital gain distributions of $0.0051 and $0.0280 to shareholders of record on June 21, 2006 and December 6, 2006, respectively.

30	Annual Report to Shareholders

Directors and Officers

The table below provides information about each of the Trust’s trustees and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each trustee and officer is 100 Light Street, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT TRUSTEES:B
Hearn, Ruby P. (1940) Trustee	Since 2004	16	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non- profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Trustee	Since 1990	16	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Trustee	Since 2002	16	Director of Cheyne Capital International Limited (investment advisory firm).	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986- 2000).

McGovern, Jill E. (1944) Trustee	Since 1990	16	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non- profit) (1993-2007).

Mehlman, Arthur S. (1942) Trustee	Since 2002	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972- 2002).

O’Brien, G. Peter (1945) Trustee	Since 1999	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Annual Report to Shareholders	31

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Rowan, S. Ford (1943) Trustee	Since 2002	16	None	Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999.

Tarola, Robert M. (1950) Trustee	Since 2004	16	None	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999. Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984-1996).

INTERESTED TRUSTEES:C
Curley Jr., John F. (1939) Chairman and Trustee	Since 1990	16	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982- 1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. (1954) President and Trustee	President since 2001; and Trustee since 2002	President and Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	None	Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991- 2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

32	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS:D
Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1990	16	None	Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003- present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	16	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	16	None	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Morris, Erin K. (1966) Treasurer	Since 2006	4	None	Assistant Vice President of Legg Mason & Co., LLC and Manager, Funds Accounting since 2005. Treasurer of Legg Mason Income Trust, Inc., Western Asset Income Fund, Western Asset Funds, Inc., Western Asset Premier Bond Fund (2006-present); Assistant Treasurer Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present) and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present). Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).

Annual Report to Shareholders	33

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Wachterman, Richard M. (1947) Secretary	Since 2004	16	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993- 2003).

ADDITIONAL INFORMATION ABOUT THE TRUST’S TRUSTEES

AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL

INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY

CALLING 1-800-822-5544 OR ON THE SECURITIES AND

EXCHANGE COMMISSION’S WEBSITE

(http://www.sec.gov).

A

Trustees of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Fund are elected annually to serve until their successors are elected and qualified.

B

Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Trustees Committee (chair: Arnold Lehman).

C

Mr. Curley and Mr. Fetting are considered to be interested persons as defined in the 1940 Act, of the Trust on the basis of their employment with the Fund’s adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Fund are interested persons (as defined in the 1940 Act).

34	Annual Report to Shareholders

Board Consideration of Legg Mason Maryland Tax-Free Income Trust’s Investment Advisory and Management Agreement and Sub-Advisory Agreement

At its November 2006 meeting, the Board of Trustees (the “Board”), including all of the Independent Trustees, approved the continuation of the Investment Advisory and Management Agreement between Legg Mason Fund Adviser, Inc. (the “Manager”) and Legg Mason Tax-Free Income Fund on behalf of Legg Mason Maryland Tax-Free Income Trust (“Maryland Tax-Free Income Trust”), and the Sub-Advisory Agreement between the Manager and Legg Mason Investment Counsel and Trust Company N.A. (the “Sub-Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of Maryland Tax-Free Income Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to Maryland Tax-Free Income Trust. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of Maryland Tax-Free Income Trust and its shareholders.

Prior to the Board action, the Independent Trustees met as a committee to consider its recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Maryland Tax-Free Income Trust requested certain information from the Manager and the Sub-Adviser on behalf of the Independent Trustees, and in response, the Manager and the Sub-Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Trustees and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Trustees meeting as a committee held an additional meeting in October 2006 at which materials relating to each Agreement were reviewed and analyzed. The Independent Trustees also retained an independent consultant to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Maryland Tax-Free Income Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Sub-Adviser and their personnel and the Board members’ familiarity with their culture and the manner in which the management entities have sought to strengthen and enhance themselves.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Sub-Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Sub-Adviser’s investment process. In assessing performance, the Board compared Maryland Tax-Free Income Trust’s returns to the average of an appropriate Lipper category, a

Annual Report to Shareholders	35

specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered Maryland Tax-Free Income Trust’s performance in the context of the risk undertaken by the portfolio manager. The Board noted Maryland Tax-Free Income Trust’s performance record and the measures that the Manager and the Sub-Adviser were taking in an effort to maintain attractive long-term performance for Maryland Tax-Free Income Trust. The Board also considered the level of service provided by the Manager to Maryland Tax-Free Income Trust including oversight of the transfer agent, the custodian, and preparation of regulatory filings. The Board considered the Manager’s and the Sub-Adviser’s procedures for executing portfolio transactions for Maryland Tax-Free Income Trust. The Board also reviewed the Sub-Adviser’s report on its policies and procedures for the selection of brokers and dealers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Sub-Adviser in providing services to Maryland Tax-Free Income Trust and profitability for the Manager and its affiliates from their overall association with Maryland Tax-Free Income Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Maryland Tax-Free Income Trust and comparable fee schedules and expense ratios of a peer group of funds. Although Maryland Tax-Free Income Trust has not grown to a size where any potential economies of scale might become apparent, the Board satisfied itself that the fees paid by Maryland Tax-Free Income Trust at its current asset level are appropriate and noted that the Manager has voluntarily waived fees for Maryland Tax-Free Income Trust. Finally, the Board considered other benefits accruing to the Manager, the Sub-Adviser and their affiliates by virtue of their relationship to Maryland Tax-Free Income Trust.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of Maryland Tax-Free Income Trust.

Fund Information

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Adviser

Legg Mason Investment Counsel & Trust Co., N.A.

Baltimore, MD

Board of Trustees

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Erin K. Morris, Treasurer

Susan C. Curry, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Funds

Opportunity Trust

Global Funds

Emerging Markets Trust

Global Income Trust

International Equity Trust

Taxable Bond Funds

Core Bond Fund

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Funds

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/funds/about/aboutlmf.asp#results.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services—Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS,	C/O BFDS
P.O. Box 55214	P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmasonfunds.com	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Tax-Free Income Fund (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a) (1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a) (2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2006 – $66,000

Fiscal Year Ended March 31, 2007 – $23,095

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2006 – $3,150

Fiscal Year Ended March 31, 2007 – $3,300

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e) (1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2006 – $277,065

Fiscal Year Ended March 31, 2007 – $953,316

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Tax-Free Income Fund

By: /s/ Mark R. Fetting

Mark R. Fetting

President, Legg Mason Tax-Free Income Fund

Date: May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark R. Fetting

Mark R. Fetting

President, Legg Mason Tax-Free Income Fund

Date: May 29, 2007

By: /s/ Marie K. Karpinski

Marie K. Karpinski

Vice President and Chief Financial Officer, Legg Mason Tax-Free Income Fund

Date: May 23, 2007